                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 NOVEMBER 2, 2000 (Date of earliest event reported)   Commission file number:
                                                             001-13171


                            EVERGREEN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                                       84-0834147
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                       Identification No.)

                          1401 17TH STREET, SUITE 1200
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)
                                   (Zip code)


                                 (303) 298-8100
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibits are filed herewith:


                  Exhibit No.     Description of Exhibit
                  -----------     ----------------------
                        1         Underwriting Agreement
                        5         Opinion of Berenbaum, Weinshienk & Eason, P.C.
                        23        Consent of Berenbaum, Weinshienk & Eason, P.C.
                                  (included in Exhibit 5)

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            Evergreen Resources, Inc.

                            By: /s/ Kevin R. Collins
                               --------------------------------
                                    Kevin R. Collins
                                    Vice President-Finance
                                    and Chief Financial Officer

Date:    November 6, 2000